GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103
                                 (215) 988-7800

                                                    Terrance James Reilly, Esq.
                                                   Direct Dial:  (215) 988-7815
                                                    E-mail:  reillyte@gtlaw.com



                                       February 18, 2004


VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

     On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (a) of Rule 20a-1 under the Investment Company Act of 1940, as amended (the "1940 Act") and pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the Dividend Capital Realty Income Fund (the "Fund") in connection with a Special Meeting of Shareholders to be held on March __, 2004 (the "Special Meeting"). The Fund is a series of shares offered by the Company. No other series of the Company is involved in the Special Meeting. The definitive proxy materials will be sent to shareholders on or about February 28, 2004.

     At the Special Meeting, shareholders will be asked to consider and approve a change in the Fund's sub-classification, as defined in Section 5(b) of the 1940 Act, from "diversified" to "non-diversified" and to amend one of the Fund's fundamental investment restrictions concerning diversification. The Fund also may transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Questions concerning these proxy materials may be directed to Terrance James Reilly at (215) 988-7815, or in his absence, Steven M. Felsenstein at
(215) 988-7837.


                                Very truly yours,

                               /s/ Terrance James Reilly
                               Terrance James Reilly


cc:   Mary A. Cole
      Steven M. Felsenstein
      John Pasco, III

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934(Amendment No._____)

 Filed by the Registrant X Filed by a Party other than the Registrant Check the appropriate box:

X    Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant toss.240.14a-12

                        THE WORLD FUNDS, INC.
--------------------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box): X No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)Title of each class of securities to which transaction
      applies:
-------------------------------------------------------------------------------
    2)Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
    3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
    4)Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
    5)Total fee paid:
-------------------------------------------------------------------------------

    Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)Amount Previously Paid:
-------------------------------------------------------------------------------
    2)Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
    3)Filing Party:
-------------------------------------------------------------------------------
    4)Date Filed:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 (800) 527-9525

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                       DIVIDEND CAPITAL REALTY INCOME FUND

                            To be held March __, 2004


To the Shareholders of the Dividend Capital Realty Income Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Dividend Capital Realty Income Fund (the "Fund"), a series of shares of The World Funds, Inc. (the "Company"), will be held at 10:00 a.m. (Eastern time), on March __, 2004, at the offices of the Company, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, for the following purpose:

     1.   To  approve a change in the Fund's  sub-classification,  as defined in
          Section 5(b) of the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to amend one of the Fund's fundamental investment restrictions concerning diversification.

     The Fund also may transact such other business as may properly come before the Special Meeting or any adjournment thereof. Information concerning the proposal is provided in the proxy statement attached to this Notice. Shareholders of record at the close of business on February ___, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.


                                    By Order of the Board of Directors,


February __, 2004
Richmond, Virginia                  F. Byron Parker, Jr., Esq., Secretary

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 (800) 527-9525
 ------------------------------------------------------------------------------

                                 PROXY STATEMENT
------------------------------------------------------------------------------

                                                    February __, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The World Funds, Inc. (the "Company"). The proxies will be voted at the Special Meeting of Shareholders (the "Special Meeting") of the Dividend Capital Realty Income Fund (the "Fund"), a series of shares of the Company. The Special Meeting will be held at 10:00 a.m., (Eastern time), on March ___, 2004, at the offices of the Company, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, for the purposes set forth in the accompanying Notice of Special Meeting.

     If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Directors of the Company unanimously recommends a vote FOR the change in the Fund's sub-classification from "diversified" to "non-diversified." If no instructions are specified on the proxy, shares will be voted FOR Proposal No. 1 and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

     At the close of business on the record date, February ___, 2004, there were ____________ shares of the Fund outstanding, constituting all of the Fund's outstanding voting securities. Each shareholder is entitled to one full vote for each full share and a proportionate vote for each fractional share of the Fund held as of the record date. It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about February 28, 2004. The costs of the Special Meeting, and of this solicitation, will be borne by the Fund's investment adviser, Dividend Capital Investments LLC. It is anticipated that banks, brokerage houses, and other custodians may be requested to forward this material to the beneficial owners of shares of the Fund to obtain authorization to execute proxies. The solicitation will be largely by mail but may include, without cost to the Fund, telephonic, facsimile or oral communications by regular employees of Dividend Capital Investments LLC, the Fund's investment adviser and by Commonwealth Shareholder Services, Inc., the Fund's administrator.

     The Fund is a new fund that commenced investment operations on December ___, 2003. Accordingly, the Fund has not yet completed a fiscal period and prepared or filed financial statements. The Fund will prepare and mail to its shareholders financial reports on a semi-annual basis. The Fund will furnish to shareholders upon request, without charge, copies of its Semi-Annual Report to Shareholders, containing unaudited financial statements and its Annual Report to Shareholders, containing audited financial statements, when they become available. Requests for such Semi-Annual or Annual Reports should be directed to the Fund at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling, toll free, 800-527-9525.

     YOUR VOTE IS IMPORTANT. PLEASE CALL (800)527-9525 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (804) 285-8018.

     PROPOSAL NO. 1: APPROVAL OF A CHANGE IN THE FUND'S SUB-CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND TO AMEND ONE OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING DIVERSIFICATION.

Introduction.

     The Board of Directors of the Company (the "Board") is recommending that the shareholders approve a change in the Fund's sub-classification, as defined in Section 5(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), from "diversified" to "non-diversified." Approval of this change from a diversified fund to a non-diversified fund shall also constitute the approval of an amendment to one of the Fund's fundamental investment restrictions concerning diversification. The change is:

----------------------------------------------------------------------
              Current                           Proposed
----------------------------------------------------------------------
----------------------------------------------------------------------
The Fund may not purchase the       This fundamental investment
securities of any issuer (other     restriction would be deleted.
than obligations issued or
guaranteed by the U.S. Government,
its agencies or instrumentalities)
if, as a result, more than 10% of the
outstanding voting securities of any
issuer would be held by the Fund.
----------------------------------------------------------------------

     The Board is making this recommendation based upon the advice of Dividend Capital Investments LLC (the "Adviser"), the Fund's investment adviser. This change is intended to provide the Fund with greater flexibility in responding to investment opportunities. Additional information concerning the Adviser's reasons for requesting this change is provided below under the section entitled "Background and Reasons."

     The proposal to change the Fund's sub-classification from diversified to non-diversified and to amend the Fund's fundamental investment restriction concerning diversification, as described above, is being presented to the shareholders because under Section 13(a)(1) and Section 13(a)(3) of the 1940 Act, a change in an investment company's sub-classification from a diversified to a non-diversified company and the change in an investment company's fundamental investment restrictions, may only be authorized by the vote of a majority of the outstanding voting securities of such investment company.

Background and Reasons.

     The Fund is currently a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that the Fund, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than cash and cash items, government securities, and securities of other investment companies) to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any one issuer. A non-diversified investment company is not subject to these limits and may invest a high percentage of its assets in the securities of a small number of companies. As such there is an increased risk that the Fund may be affected more than a diversified fund by changes in the financial condition, or the financial markets' assessments, of any of these companies.

     The Adviser has proposed that the Fund be changed from a diversified investment company to a non-diversified investment company. The Adviser believes that this change will not impact the Fund's investment objective or primary investment strategies and that this change will benefit shareholders with the potential for improved performance because it allows the Adviser to make larger investments in certain real estate securities that the Adviser believes present the best opportunities for current income and, secondarily, capital appreciation.

     The Adviser considered the impact of this proposed change to the Fund's sub-classification and weighed the potential advantages of increased investment flexibility with the possibility that the change would result in increased volatility of the Fund. The Adviser also took into consideration the changing nature of the real estate investment industry and the increasing consolidation of the real estate investment trusts (REITs) in which the Fund invests. This consolidation may limit the investment opportunities available to the Fund. The change from a diversified to non-diversified investment company will allow the Adviser to focus the Fund's investments in securities in which it has the most confidence.

     If approved by the shareholders at this Special Meeting, the Fund intends to operate as a non-diversified investment company as that term is defined in the 1940 Act. However, because the Fund intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must meet certain other diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND APPROVE THE CHANGE IN THE FUND'S SUB-CLASSIFICATION UNDER THE 1940 ACT.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.


         VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

     A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

     Approval of the proposal requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

     Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the proposal.

                             ADDITIONAL INFORMATION

Other Service Providers.

     The Fund's investment adviser is Dividend Capital Investments LLC located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202. The Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

Security Ownership of Certain Beneficial Owners.

     The following table provides certain information as of February __, 2004, the record date for the Special Meeting, with respect to those persons known to the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

                          Number of Shares          Percent
Names and Addresses       Beneficially Owned        of Fund

                                                     -----%


Security Ownership of Management.

     The following table provides certain information as of February ___, 2004, the record date for the Special Meeting, with respect to the beneficial ownership of the Fund's shares by (1) each director and (2) all directors and officers as a group:

                          Number of Shares          Percent
Name                      Beneficially Owned        of Fund

John Pasco, III                                        *
Samuel Boyd, Jr.                                       *
Paul M. Dickinson                                      *
William E. Poist                                       *
All directors and officers
   as a group                                          *
---------------------
* Less than 1%


                              SHAREHOLDER PROPOSALS

     The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

Dated February ___, 2004

                              THE WORLD FUNDS, INC.
                       DIVIDEND CAPITAL REALTY INCOME FUND

                  Proxy for a Special Meeting of Shareholders

                                 March ___, 2004


     The undersigned hereby constitutes and appoints John Pasco, III and Franklin A. Trice, III, or any of them, with power of substitution and resubstitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Dividend Capital Realty Income Fund (the "Fund") to be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 on the ____ day of March, 2004 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated February ___, 2004.

     This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1.   To  approve a change in the Fund's  sub-classification,  as defined in
          Section 5(b) of the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to amend one of the Fund's fundamental investment restrictions concerning diversification.


          FOR_____                AGAINST_____               ABSTAIN_____

     To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

     BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



------------------------------ ----------------------------- -------------------
SIGNATURE                      SIGNATURE (JOINT OWNER)        DATE

     PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

     PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.